EXHIBIT 10.14


                            NOTE CONVERSION AGREEMENT


         THIS NOTE CONVERSION AGREEMENT (the "Agreement") dated as of March 30, 1999, by and between U-Ship, Inc., a Utah corporation (the "Company"), and _____________ (the "Investor"), an individual whose business address is
  _____________________________________.

         WHEREAS, on January 13, 1999, pursuant to that certain Note Agreement between Company and Investor (the "Note Agreement"), the Company sold to Investor investment units (the "Units"), comprised of (i) $500,000 principal amount of the corporation's unsecured promissory note (the "Note") payable in 3 years with an interest rate of 12% per annum, and (ii) a warrant to purchase 13,333 shares of its $0.004 par value common stock (the "Common Stock") at a purchase price of $1.875 per share, for a period of 5 (the "Original Warrant"); and

         WHEREAS, it is desirable for this corporation to convert the Note into shares of Common Stock in accordance with the terms and conditions of this Agreement;

         NOW THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Conversion of Loan/ Cancellation of Promissory Note. The Investor agrees that the indebtedness represented by the Note, including interest, shall be cancelled and converted into 175,000 shares of Common Stock (the "Shares") together with a warrant to purchase 50,000 shares of Common Stock for a period of 5 years at an exercise price of $2.00 per share (the "New Warrant") upon Investor's (a) execution and delivery of a Subscription Agreement to that effect in form satisfactory to Company and its counsel, (b) delivery to the Company of the original Note marked "paid in full" and signed by Investor, and (c) delivery to the Company of the original Note Agreement. Upon acceptance of said Subscription Agreement by Company and delivery of the original Note, Company shall cause a certificate for the Shares, and the written New Warrant, to be issued to Investor as soon as practicable, said Shares issued to Investor to be fully paid and nonassessable.

         2. Warrants. Notwithstanding the cancellation of the Note and issuance of the Shares and the New Warrant, the Original Warrant issued to Investor in connection with the sale of the Units shall remain valid and in full force and effect, in accordance with their terms.

         3. Note Agreement. Upon issuance of the Shares and the Warrant, and except with regard to the representations and warranties of the Investor which shall remain in force, the Note Agreement shall become null and void and of no further force or effect.

         4. Other.



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         (a)      This Agreement, including the appendices attached hereto,
                  constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

         (b) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, without regard to conflicts of laws principles.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.

INVESTOR:                                 U-SHIP, INC.



                                          By
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Print Full Name                                    Peter C. Lytle
                                                   Chief Executive Officer


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Signature



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Address



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Telephone Number



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Social Security Number



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